Colorado Satellite Broadcasting Inc. - T70112100-02
                                                            Amendment Number Two

                                                                        10-17-02
                                                                     Page 1 of 1


                                                    T70112100 - 02

                              AMENDMENT NUMBER TWO

                                     TO THE

                                AGREEMENT BETWEEN

                      COLORADO SATELLITE BROADCASTING INC.

                                       AND

                                LORAL SKYNET(R)1

                     CONCERNING SKYNET SPACE SEGMENT SERVICE

On this 17th day of October, 2002, this amendment number two ("Amendment Number Two") is made between Colorado Satellite Broadcasting Inc., a corporation organized and existing under the laws of the State of Colorado and having its place of business at 7007 Winchester Circle, Suite 200, Boulder, CO 80301 (hereinafter referred to as "CUSTOMER", which expression shall include its successors and permitted assigns), and Loral Skynet, a division of Loral SpaceCom Corporation, a corporation organized and existing under the laws of the State of Delaware, and having a place of business at 500 Hills Drive, Bedminster, New Jersey 07921 (hereinafter referred to as "SKYNET", which expression shall include its successors and permitted assigns).

                                   WITNESSETH:

WHEREAS, on January 24, 2002 CUSTOMER and SKYNET entered into an Agreement for SKYNET C-Band space segment service on the Telstar 7 satellite;

WHEREAS, on February 7, 2002, SKYNET and CUSTOMER amended the aforementioned Agreement for space segment capacity on the Telstar 7 satellite; and

WHEREAS, CUSTOMER and SKYNET now desire to further amend the aforementioned Agreement;

NOW, THEREFORE, CUSTOMER and SKYNET, in consideration of the mutual covenants expressed herein, agree as follows:



------------------------------------------------------------------
1 SKYNET(R)and its logo are registered trademarks of Loral SpaceCom Corporation

                            LORAL SKYNET PROPRIETARY

1. Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

           1.1(a) SKYNET offers and CUSTOMER hereby orders satellite space segment service from February 1, 2002 through and including December 31, 2002. Such service consists of Non-Preemptible, C-Band satellite space segment capacity, consisting of 9.5 MHz of power equivalent bandwidth ("PEB") on a full-time basis via the Telstar 7 satellite (the "Serving Satellite"), located at 129(Degree) W.L., along with Telemetry, Tracking and Control ("TT&C"), and maintenance of the satellite used to provide the space segment capacity (collectively, the "Service" or "Services").

           1.1(b)SKYNET offers and CUSTOMER hereby orders satellite space segment service from January 1, 2003 through and including December 31, 2005. Such service consists of Non-Preemptible, C-Band satellite space segment capacity, consisting of 20.5 MHz of power equivalent bandwidth ("PEB") on a full-time basis via the Telstar 7 satellite (the "Serving Satellite"), located at 129(Degree) W.L., along with Telemetry, Tracking and Control ("TT&C"), and maintenance of the satellite used to provide the space segment capacity (collectively, the "Service" or "Services").

2. Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following:

2.  RATE AND TERM OF SERVICE

    CUSTOMER shall pay a monthly rate for the Service as set forth in the following table:

                                                              Monthly Rate Per
           Quantity         Service             Satellite         Term             Space Segment
           --------------------------------------------------------------------------------------
           1 (one)           9.5 MHz           Telstar 7       2-1-02- 12-31-02       $
            C-24             Non-Preemptible

                                Transitioning to

           1 (one)           20.5 MHz          Telstar 7       1-1-03- 12-31-05*      $
             C-24            Non-Preemptible

           * Subject to availability, CUSTOMER has the option to extend their Service as described in Section 1 ("SKYNET SERVICES") and at the then effective rate described in Section 2 ("RATE AND TERM OF SERVICE") for not more than two (2) years. CUSTOMER may exercise such option by giving SKYNET written notice of CUSTOMER's intention to extend their Service no later than June 30, 2005.


                            LORAL SKYNET PROPRIETARY

Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment Number Two as of the day and year first above written, and agree to the terms and conditions set forth herein.

COLORADO SATELLITE                                  LORAL SKYNET, A DIVISION OF
BROADCASTING INC.                                   LORAL SPACECOM
                                                    CORPORATION

By   /s/ Larry Harmon                               By:  /s/ R.J. De Martini
----------------------                              ----------------------------
Print:  Larry Harmon                                Print: R.J. DeMartini


Title  VP Technology                                Title: Director,  Contracts
----------------------                              ----------------------------
Date: October 28, 2002                              Date:  October 28, 2002







                            LORAL SKYNET PROPRIETARY